Investment	6 Months Ended
Jun. 30, 2026
Investment
Investment

7.	Investment:

The Company has an investment in a privately held company over which the Company exercises no control or significant influence. The fair value of the investment at December 31, 2025 was estimated using a market-based approach with primarily unobservable inputs, including the comparable enterprise value to revenue multiples discounted for considerations such as the lack of marketability and other differences between the comparable peer group and the privately held company. Revenue multiples were selected from comparable public companies based on industry, size, target markets, and other factors that the Company considers to be reasonable and range from 1.6 to 5.0. The comparable enterprise value to revenue multiple was applied to the trailing twelve months actual revenues of the privately held company to determine the enterprise value of the privately held company. Once the enterprise value of the privately held company was determined the net debt was removed (total debt less cash) and the remaining equity value was discounted by 30% for lack of marketability and then allocated to the capital of the privately held company in order of ranking (e.g., preferred shares, common shares). At December 31, 2025, the fair value was estimated to be $862 and is a level 3 fair value measurement. At June 30, 2026, the Company estimated that there was no significant change in the fair value of the investment. A 20% change in the revenue multiple used to estimate the value of the investment would impact net income by approximately $89.